EXHIBIT 10.11

                          ANCHOR FINANCIAL CORPORATION,
              THE ANCHOR BANK AND THE ANCHOR BANK OF NORTH CAROLINA
                       INCENTIVE STOCK OPTION PLAN OF 1994


         1.  Purpose of Plan

         The purpose of this Stock Option Plan ("Plan") is to aid Anchor Financial Corporation (the "Corporation") and The Anchor Bank and The Anchor Bank of North Carolina (collectively "Banks") in securing and retaining Top Management Key Employees of outstanding ability by making it possible to offer them an increased incentive, in the form of a proprietary interest in the Corporation, to join or continue in the service of the Corporation and/or one or both of the Banks and to increase their efforts for its welfare and success.

         2.  Definitions

         As used in this Plan, the following words shall have the following meanings:

         (a) "Board" means the Board of Directors of the Corporation;

         (b) "Code" means the Internal Revenue Code of 1986, as amended;

         (c) Intentionally Omitted;

         (d) "Common Stock" means the $6.00 par value common stock of Anchor Financial Corporation;

         (e)  "Banks"   means  The  Anchor  Bank,  a  South   Carolina   banking
corporation, and The Anchor Bank of North Carolina, a North Carolina banking corporation, both of which are wholly-owned subsidiaries of Anchor Financial Corporation;

         (f) "Corporation" means Anchor Financial Corporation, a South Carolina corporation with its principal office located at Myrtle Beach, South Carolina;


         (g) "Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months;

         (h) "Incentive Stock Option" means a stock option to purchase shares of Common Stock, which is intended to qualify as an incentive stock option defined in Code Section 422A;

         (i) "Key Employee" means any person in the regular full-time common law employment of the Corporation or any Subsidiary, as an executive or non-executive officer thereof, who in the opinion of the Board, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation;

         (j) "Option" means an Incentive Stock Option;

         (k) "Parent" means any corporation in an unbroken chain of corporations if each of the corporations owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain;

         (l) "Participant" means a person to whom an Option is granted that has not expired and ceased to be exercisable under the Plan; and



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         (m) "Subsidiary" means any corporation other than the Corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.  Administration of Plan

         The Plan shall be administered by the Board. In the event that a director of the Board is eligible to be selected for the grant of an Option, during such membership as a director, such director shall recuse himself and not participate in the discussion nor vote on the award of the Option to him. The Board shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules.

         4.  Granting of Options and $100,000 Limitation

         The Board may from time to time grant Options under the Plan to such Key Employees and subject to the limitations of paragraph (a) of Section 7, for such number of shares as the Board may determine after receiving recommendations from the compensation committee or the executive officers of the Bank that employs the Participant. Subject to the provisions of the Plan, the Board may impose such terms and conditions as it deems advisable on the grant of an Option. Any of the foregoing to the contrary notwithstanding, the following limitations shall apply to the grant of any Incentive Stock Option:

         (a) The aggregate fair market value, determined at the time the Incentive Stock Option is granted, of the stock exercised by a Participant for the first time during any calendar year shall not exceed $100,000.

         (b) Any Option granted to a Participant, who immediately before such grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Corporation or any Subsidiary shall not be an Incentive Stock Option, unless (i) at the time such Option is granted the Option price per share is not less than one hundred ten percent (110%) of the optioned stock's then fair market value; and (ii) the Option shall not be exercisable after the expiration of five (5) years from the date of the grant of the Option.

         5.  Terms of Options

         The terms of each Option granted under the Plan shall be as determined from time to time by the Board and shall be set forth in an Incentive Stock Option Agreement in a form attached hereto as Exhibit "A" and approved by the Board; provided, however, the terms of such agreement shall not exceed the following limitations:

         (a) Subject to paragraph (b) of Section 4 with regard to 10% owners, the Option price per share shall not be less than one hundred percent (100%) of the fair market value of the optioned stock at the time the Option is granted.

         (b) Subject to paragraph (e) of this Section, the Option shall be exercisable in whole or in part from time to time during the period beginning on date of grant of the Option, and ending no later than the expiration of ten (10) years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to paragraph (d) of this Section 5.

         (c) Payment in full of the Option price for shares purchased pursuant to an Option shall be made upon exercise of the Option (in whole or in part) and shall be made in cash.

         (d) If a Participant's employment with the Corporation or the Banks terminates, the following rules shall apply:

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             (i) If a Participant's employment with the Corporation or the Banks terminates other than by reason of the Participant's death, disability or retirement after reaching age 65, the Participant's Option shall thereupon expire and cease to be exercisable upon the expiration of the earlier of ten
(10) years from the date of grant of the Option, or three (3) months from the date of such termination.

            (ii) If the Participant's employment with the Corporation or the Banks terminates by reason of his death, the Participant's Option shall terminate and cease to be exercisable upon the expiration of the earlier of ten
(10) years from the date of grant of the Option, or one (1) year from the date of death. Such Option may be exercised by the duly appointed personal representative of the deceased Participant's estate.

           (iii) If a Participant's employment with the Corporation or the Banks terminates by reason of Disability, the Participant's Option shall terminate and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or one (1) year from the date of such termination in the case of disability.

            (iv) If a Participant's employment with the Corporation or the Banks terminates by reason of retirement after reaching age 65 (other than for Disability), the Participant's Option shall expire and cease to be exercisable upon the expiration of the earlier of ten (10) years from the date of grant of the Option, or three (3) months from the date of such termination.

             (v) Notwithstanding anything contained herein to the contrary, if a Participant's employment with the Corporation or the Banks is terminated for cause (fraud, embezzlement, failure to perform job responsibilities, etc.) as determined by the Board, in the Board's sole discretion, or if a Participant competes with the Corporation or the Banks, any Option granted to that Participant shall be immediately revoked and terminated and the Participant shall have no further rights under this Plan. For purposes of this Plan, competition with the Corporation or the Banks shall include direct or indirect ownership of or employment with a financial services business within a 100 mile radius of any office operated by the Corporation or any of its subsidiaries.

         (e) Notwithstanding any other provision herein, the options granted hereunder shall vest and be exercisable on a cumulative basis for one-third of the shares covered thereby on each of the first three anniversaries of the grant thereof.

                  In the event that the Corporation has a change of control in which 51% or more of the stock of the Corporation is acquired or the Corporation is merged or consolidated with another corporation in an acquisition transaction or the Corporation sells substantially all of the assets of the Corporation, or the Bank which employs the Participant is merged or consolidated with another Bank not owned at least 50% by the Corporation or its Subsidiary or such Bank has a change of control in which 51% or more of the stock of the Bank is acquired or such Bank sells substantially all of its assets, then immediately prior to any such transaction, the vesting schedule set forth above shall not be applicable and the holder of any options granted hereunder shall be 100% vested in such options, subject to the other terms and conditions herein.

         6.  Exercise of Options

         The holder of an Option who decides to exercise the Option in whole or in part shall give notice to the Secretary of the Corporation of such exercise in writing on a form approved by the Board. Any exercise shall be effective as of the date specified in the notice of exercise, but not earlier than the date the notice of exercise and payment in full of the Option price is actually received and in the hands of the Secretary of the Corporation.


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         7.  Limitations and Conditions

         (a) The total number of shares of Common Stock that may be optioned as Incentive Stock Options under the Plan is 75,000 shares of Anchor Financial Corporation's $6.00 par value common stock. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing numbers of shares may be increased or decreased by the events set forth in Section 9.

         (b) There shall be no limitations on the amount of shares of Common Stock that may be optioned as Incentive Stock Options under the Plan as set forth in Section 7(a) above, on an annual basis. The amount of shares to be optioned, within the total limitation set forth in Section 7(a) above, shall be determined solely at the discretion of the Board as set forth herein. If there is a proposed acquisition, merger, change of control or other takeover of the Corporation or the Bank that employs the Participant as defined in Section 5(e) of this Plan, the Board, at its sole discretion, may issue any options authorized under this Plan but unissued prior to such time.

         (c) Any shares that have been optioned that cease to be subject to an Option (other than by reason of exercise of the Option) shall again be available for option and shall not be considered as having been theretofore optioned.

         (d) No Option shall be granted under the Plan after April 27, 2004, (10 years after the effective date), and the Plan shall terminate on such date, but Options theretofore granted may extend beyond that date in accordance with the Plan. At the time an Option is granted or amended or the terms or conditions of an Option are changed, the Board may provide for limitations or conditions on the exercisability of the Option.

         (e) An Option shall not be transferable by the Participant otherwise than by Will or by the laws of descent and distribution. During the lifetime of the Participant, an Option shall only be exercisable by the Participant.

         (f) No person shall have any rights of a stockholder as to shares under option until, after proper exercise of the Option, such shares shall have been recorded on the Corporation's official stockholder records as having been issued or transferred.

         (g) The Corporation shall not be obligated to deliver any shares until there has been compliance with such laws or regulations as the Corporation may deem applicable. The Corporation shall use its best efforts to effect such compliance. In addition to the foregoing and not by way of limitation, the Corporation may require that the person exercising the Option represent and warrant at the time of such exercise that any shares acquired by exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Corporation, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

         8.  Transfers and Leaves of Absence

         For the purposes of the Plan: (a) a transfer of a Participant's employment without an intervening period from the Corporation to a subsidiary or vice versa, or from one subsidiary to another or from parent to subsidiary or vice versa, shall not be deemed a termination of employment, and (b) a Key Employee who is granted in writing a leave of absence of no more than ninety
(90) days, or if more than ninety (90) days, which guarantees his employment with the Corporation or the Banks at the end of such leave, shall be deemed to have remained in the employ of the Corporation or the Banks during such leave of absence.

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         9.  Stock Adjustments

         In the event of any merger, consolidation, stock dividend, split-up, combination or exchange of shares or recapitalization or change in capitalization, the total number of shares set forth in paragraph (a) of Section 7 shall be proportionately and appropriately adjusted. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon the exercise of the Option. The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         10. Amendment and Termination

         (a) The Board shall have the power to amend the Plan, including the power to change the amount of the aggregate fair market value of the shares for which any Key Employee may be granted Incentive Stock Options under Section 4 to the extent provided in Code Section 422A. It shall not, however, except as otherwise provided in the Plan, increase the maximum number of shares authorized for the Plan, nor change the class of eligible employees to other than Key Employees, nor reduce the basis upon which the minimum Option price is determined, nor extend the period within which Options under the Plan may be granted, nor provide for an Option that is exercisable during a period of more than ten (10) years from the date it is granted. It shall have no power (without the consent of the person or persons at the time entitled to exercise the Option) to change the terms and conditions of any Option after the Option is granted in a manner that would adversely affect the rights of such persons except to the extent, if any, provided in the Option.

         (b) The Board may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options then in effect.

         11.  No Employment Right

         The grant of an Option hereunder shall not constitute an agreement or understanding, expressed or implied, on the part of the Corporation, any Parent or any Subsidiary, to employ the Participant for any specified period and shall not confer upon any employee the right to continue in the employment of the Corporation, any Parent or any Subsidiary, nor affect any right which the Corporation, a Parent or Subsidiary may have to terminate the employment of such employee.

         12.  Effective Date

         The Plan is adopted on and shall be effective as of April 27, 1994.



                                             /s/
                                             -----------------------------
                                             Secretary

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                               FIRST AMENDMENT TO
                ANCHOR FINANCIAL CORPORATION, THE ANCHOR BANK AND
                        THE ANCHOR BANK OF NORTH CAROLINA
                       INCENTIVE STOCK OPTION PLAN OF 1994


         The Anchor Financial Corporation, The Anchor Bank and The Anchor Bank of North Carolina Incentive Stock Option Plan of 1994 (the "Plan") is hereby amended as follows:

1.       Section 5(c) is amended to read as follows:

                  (c) Payment in full of the Option price for shares purchased pursuant to an Option shall be made upon exercise of the Option (in whole or in part) and shall be made in cash or with shares of previously owned Common Stock at their fair market value on the exercise date.

2. The Incentive Stock Option Agreement referred to in Section 5 of the Plan and attached as Exhibit A shall be amended as set forth in the Incentive Stock Option Agreement attached hereto as Exhibit A. The Incentive Stock Option Agreements issued prior to the adoption of this Amendment, which provides for the grant of options that have not been exercised, may be amended to comply with the revised form of Agreement in Exhibit A and options issued under this Plan after the adoption of this Amendment shall be in compliance with Exhibit A with such additional terms and conditions as determined by the Committee.

3. The remaining provisions of the Plan shall continue in full force and effect.

         The above Amendment was duly adopted by the Board of Directors of Anchor Financial Corporation and The Anchor Bank (for The Anchor Bank and as successor in interest to The Anchor Bank of North Carolina) and is effective as of the 8th day of December, 1997.


                                               /s/
                                              Secretary of
                                              Anchor Financial Corporation


                                               /s/
                                              Secretary of The Anchor Bank